Subsequent event	12 Months Ended
Dec. 31, 2023
Notes and other explanatory information [abstract]
Subsequent event

25	Subsequent event

Medical seats increase in FIP Guanambi

On January 24, 2024, MEC authorized the increase of 40 medical seats of Faculdades Integradas Padrão (FIP Guanambi) located in the city of Guanambi, State of Bahia, which will result in an additional payment of R$49,600. With the authorization, Afya reaches 100 medical seats on this campus, and 3,203 total approved seats.